Who Is Gold Kist?

Third largest producer in the $20 billion U.S. chicken industry

#1 private label supplier of chicken in the U.S.

Processes nearly 700 million birds annually / 3.8 billion lbs. Fully-integrated production business 70 year history Last Twelve Months sales of $2.4 billion Last Twelve Months EBITDA of $258 million

IPO – October 2004

13.6 million shares sold (including overallotment) 51 million shares outstanding IPO - $11 per share NASDAQ: GKIS

3,400 stockholders

No concentration over 2%

Lock up period expires for 18 million shares on July 11 and remainder on October 8

Investment Considerations

Leader in growth category

Disciplined strategic plan

Long-standing relationships with a diverse customer base

Detailed growth investment plan

Solid position in a consolidating industry Experienced and decisive management team Strong financial position

Chicken Is A Growth Category

U.S. Annual Per Capita Consumption

(in lbs.)

90 85 80 75 70 65 60 55 50 45

1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004P

CAGR (‘80–’04)

Chicken = +2.4%

Beef = -0.6%

Pork = -0.4%

Per capita consumption has grown consistently for 25 years

Focused Exclusively On Chicken

2004 Sales Breakdown

U.S. Chicken 100%

Turkey 5%

Int’l. Chicken 7%

Other 12%

U.S. Chicken 76%

Pork 12%

Chicken 32%

Beef 45%

Prepared Foods 11%

Benefits to Gold Kist

Participation in highest growth segment of protein complex

Superior supply and demand dynamics of chicken

Chicken is a more efficient converter of feed inputs

No exposure to beef or turkey market

Gold Kist is a unique pure play chicken stock

Products For All Market Segments

Retail

Foodservice

Industrial

Export

More than 3,000 SKUs

Fully-Integrated Operation

Effective Control over Supply

Own chickens throughout the process

Provide contract growers with 100% of feed inputs

Aggressively manage conversion ratio through grow-out advisory services

Contract Growers

Hatcheries

Feed Mills

Grow-out Farms

Processing Plants

Marketing & Distribution

Disciplined Strategic Plan

Grow the private label business

Expand further-processed and value-added business Exceed customer expectations by customizing products Provide industry leadership Reduce operating volatility Be a highly efficient, low cost processor Improve operating margins & control costs Strengthen financial position

Decisive and successful execution will deliver maximum shareholder value

Commitment To Private Label Strategy

80% of chicken industry sales are unbranded

Gold Kist private label retail sales grew 19% in FY2004

Private label drives additional volume

Retailer brand loyalty Competitive response Deeper integration

Domestic Industry Chicken Sales

Retail(1) 30%

Other 70%

U.S. Retail(1) Chicken Sales

Clear Film 7%

Private Label 23%

Branded 70%

Sources: A C Nielsen, IRI and Company estimates.

(1) Represents “fresh case” sales only (i.e., excludes sales in the frozen section and at the deli counter).

Expand Further-Processed And Value-Added

1999: 35%

Further-Processed 10%

Value-Added 25%

Fresh 65%

2003: 51%

Further-Processed 19%

Value-Added 32%

Fresh 49%

Target: 70%

Further-Processed 30%

Fresh 30%

Value-Added 40%

Introduction of additional further-processed and value-added products should reduce volatility and increase margin potential

Value Added And Further Processed

Fresh, Frozen and Minimally Processed

Fresh whole Boneless Leg quarters Frozen Other (edible parts for rendering)

Value-Added Products

Further processed products

Portion controlled products

Marinated products

Chill-pack products

Mechanically Separated chicken

Further-Processed Products

Fully-cooked products Par-fried products Individually quick frozen products

Exceed Customer Expectations

Full product line offering

Product customization technology

Endeavor for Excellence Continuous Improvement Program State-of-the-art warehouse and inventory control system Company-owned distribution centers R&D investment to drive new product introductions Experienced sales management team High level of customer service

How Are We Doing?

“We’ve asked them to do triple backflips and they have always stepped up and done it.”

- John Telford - Publix

“You all have built a great team that is knowledgeable, supportive and credible.”

- Bob Lewis – UFPC/YUM!

“I appreciate the combination of using technology to streamline the manufacturing operation . . . I feel there is better communication, direction and more focus on our products.”

– Sonya Wong

Panda Restaurant Group

Reduce Operating Volatility

2003 Consumption by Market Segment (lbs.)

Export

16.6%

Industrial

8.6%

Foodservice

31.3%

Retail

43.5%

Gold Kist FY2004 Production (lbs.)

Export

14.1%

Industrial

12.2%

Retail

42.9%

Foodservice

30.8%

Gold Kist’s diverse customer base closely approximates the overall segments of demand for chicken products

Strengthen Financial Position

We have identified nearly 40 growth projects over the next 5 years which will require $200 million of investment capital and earn approximately $70 million in incremental annual EBITDA

Operational Upgrades

Fresh, Frozen and Value-Added

Further-Processed

By-Products $65 $28 $80 $20 $50 $20 $5 $2

$0 $10 $20 $30 $40 $50 $60 $70 $80 $90

($ in Millions)

Capital Investment

Incremental Annual EBITDA

Capital expenditures will be funded by cash and operating cash flow

Long-Standing Customer Relationships

QSR

Retail

Foodservice & Industrial

We have long-standing relationships with many of the largest grocery and foodservice companies in the U.S.

Experienced and Decisive Leadership

Name Title Years with Company

John Bekkers President, Chief Executive Officer and Director 20

Michael A. Stimpert Senior Vice President, Planning and Administration 21

Stephen O. West Chief Financial Officer, Vice President 25

Donald W. Mabe Vice President Operations 19

William T. Andersen Vice President Marketing and Sales 4

J. David Dyson General Counsel, Vice President and Secretary 24

Marshall Smitherman Vice President Purchasing 25

Allen C. Merritt Vice President Science and Technology 32

Harry T. McDonald Vice President Human Resources 7

Sandra W. Kearney Vice President Information Services 4

A. Wayne Lord Vice President Corporate Relations 7

Michael I. Naumann Treasurer 21

W.F. Pohl, Jr. Controller 28

Our executive leadership team has deep industry experience

Long-Term Sales Growth

($ in Millions)

1994 – 2005

CAG R: 6.7% $1,184 $1,255 $1,420 $1,710 $1,705 $1,823 $1,771 $1,811 $1,864 $1,855 $2,261 $2,401

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 LTM

Note: Pro forma for 1998 divestiture of non-core operations.

Consistently Strengthening Balance Sheet $400 $325 $250 $175 $100 $331.0 $370.9 $346.2 $311.2 $275.5 $309.4 $304.1 $302.3 $230.2 $212.4

59%

64%

65%

60%

57%

57%

52%

49%

39%

35%

Dec - 02 Mar - 03 Jun - 03 Sep - 03 Dec - 03 Mar - 04 Jun - 04 Sep - 04 Dec - 04 Mar - 05

75% 65% 55% 45% 35% 25%

Operating Returns Through The Cycle

Trough Mid-Cycle Peak

Sales ($billions) $1.9 $2.1 $2.3

Gross Margin 8% 12% 15%

EBITDA Margin 5% 9% 12%

Operating Margin 3% 7% 10%

Volume Processed (billion lbs. WOG yield) 2.8 2.8 2.8

Pre-tax Margin (¢ per lb.) $0.010 $0.045 $0.080

Operating Cash Flow(1) ($millions) $25+ $100+ $200+

(1) Operating Cash Flow defined as EBITDA less net interest, lesscapital expenditures.

Consistent profits and positive cash flow throughout the chicken cycle

Private Label Strategy

Focus on Private Label Partnerships Point of competitive differentiation Dramatic growth in private label in U.S.

Dollar Sales growth: 1997 to 2003

21%

19%

38%

All CPG Categories

Branded Items

Pvt Lbl Items

Partnerships Beyond Customers

Engage Suppliers

Promise of more volume Long-term contracts Standardization Manage risks together